UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 1, 2024
Date of Report (date of earliest event reported)
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Cognex Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts (State or other jurisdiction of incorporation or organization)	001-34218 (Commission File Number)	04-2713778 (I.R.S. Employer Identification Number)
One Vision Drive Natick, Massachusetts 01760-2059
(Address of principal executive offices and zip code)
(508) 650-3000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.002 per share	CGNX	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On May 1, 2024, Cognex Corporation (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Meeting”). As of the record date for the Meeting, there were 171,821,187 shares of common stock of the Company outstanding and entitled to vote. The Company’s shareholders approved each of the proposals put to a vote as recommended by the Board of Directors. The proposals had been previously announced and described in the Company’s 2024 Proxy Statement filed with the Securities and Exchange Commission on March 15, 2024 (the “Proxy Statement”). The 150,922,056 shares represented at the Meeting were voted as follows:

1.     The election of Sachin Lawande and Marjorie T. Sennett as Directors to serve for a term ending in 2027. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstained	Broker Non-Votes
Sachin Lawande	112,905,242	30,350,224	584,497	7,082,093
Marjorie T. Sennett	141,234,718	2,056,950	548,295	7,082,093

2.    To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2024. The proposal was approved by a vote of the shareholders as follows:

For	149,458,561
Against	898,224
Abstained	565,271
Broker Non-Votes	0

3.    To approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement including the Compensation Discussion and Analysis, compensation tables and narrative discussion (“say-on-pay”). The proposal was approved by a vote of the shareholders as follows:

For	89,494,295
Against	48,222,674
Abstained	6,122,994
Broker Non-Votes	7,082,093

No other matters were voted upon at the Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNEX CORPORATION

Dated: May 2, 2024	By:	/s/ Robert J. Willett
	Name:	Robert J. Willett
	Title:	President and Chief Executive Officer